UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 26, 2009

PRIMORIS SERVICES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-34145	20-4743916
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26000 Commercentre Drive, Lake Forest, CA		92630
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 598-9242

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 26, 2009, Primoris Services Corporation (the “Company”) entered into a Rule 10b5-1 trading plan with CJS Securities, Inc. to facilitate the repurchase of its common stock purchase warrants utilizing gross proceeds of up to $1,000,000 (the “Trading Plan”).  The foregoing description of the Trading Plan does not purport to be complete and is qualified in its entirety by reference to the Trading Plan, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01.  Other Events.

On March 27, 2009, the Company issued a press release announcing the entry into the Trading Plan.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Purchase Trading Plan Agreement by and between Primoris Services Corporation and CJS Securities, Inc. dated March 26, 2009.
99.1	Press release dated March 27, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 31, 2009	PRIMORIS SERVICES CORPORATION

	By:	/s/ Peter J. Moerbeek
		Name:	Peter J. Moerbeek
		Title:	Executive Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Purchase Trading Plan Agreement by and between Primoris Services Corporation and CJS Securities, Inc. dated March 26, 2009.
99.1	Press release dated March 27, 2009.